EXHIBIT  99.4

                                 PROJECT SPIRIT

                   FORM OF STANDSTILL AND LOCK-UP AGREEMENT

                                  BY AND AMONG

                                 SPACEDEV, INC.,
                           A COLORADO CORPORATION; AND

                         _____________, A SHAREHOLDER OF

STARSYS RESEARCH CORPORATIONRECEIVING MORE THAN AN AGGREGATE OF 50,000 SHARES OF
   PARENT COMMON STOCK IN CONNECTION WITH THE CLOSING AND THE FIRST PERFORMANCE
                                     PERIOD.


                             ____________ ___, 2006



                                      PAGE


                    FORM OF STANDSTILL AND LOCK-UP AGREEMENT

     THIS STANDSTILL AND LOCK-UP AGREEMENT (this "AGREEMENT") is made and entered into as of ___________ ____, 2006, by and among (i) SpaceDev, Inc., a Colorado corporation (together with its successors and permitted assigns, "PARENT"), and (ii) the undersigned shareholder or potential shareholder of the Company (each, together with its successors and permitted assigns, a "SHAREHOLDER"). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement (as defined in the recitals below).

                                 R E C I T A L S
                                 ---------------

     WHEREAS, Parent, its wholly-owned subsidiary, Monoceros Acquisition Corp., a Colorado corporation ("MERGER SUB"), Starsys Research Corporation, a Colorado corporation (together with its successors, the "COMPANY"), and certain other parties made and entered into that certain Agreement and Plan of Merger and Reorganization as of October 24, 2005 (as amended, modified or supplemented from time to time, the "MERGER AGREEMENT");

     WHEREAS, the Merger Agreement provides for the merger of the Company with and into Merger Sub, with Merger Sub as the surviving company and a wholly-owned subsidiary of Parent (the "MERGER");

     WHEREAS, pursuant to the Merger, all outstanding capital stock of the Company may be exchanged for cash and shares of common stock, par value $.001, of Parent (the "PARENT COMMON STOCK"), subject to the terms and conditions set forth in the Merger Agreement;

     WHEREAS, the Shareholder is the beneficial owner of the number of shares of common stock, par value $.001, of the Company (the "COMPANY COMMON STOCK") as is indicated on such Shareholder's signature page to this Agreement;

     WHEREAS, if the Merger is consummated, the Shareholder may receive shares of Parent Common Stock in connection with the Merger pursuant to the Merger Agreement or the Related Agreements;

     WHEREAS, the Shareholder desires to induce Parent to consummate the Merger; and WHEREAS, the execution and delivery of this Agreement by the Shareholder is a condition precedent to Parent's and Merger Sub's obligations to consummate the Merger under the Merger Agreement and constitutes a material inducement for Parent and Merger Sub therefor.


                                A G R E E M E N T
                                -----------------

     NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be legally bound, agree as follows:

     1.  TRANSFER  RESTRICTIONS.

     1.1 Transfer Restrictions. In addition to and not in substitution of the transfer restrictions for the Parent Common Stock set forth in the Merger Agreement and under applicable federal and state securities and "blue sky" Laws, including the Securities Act, if any, each Shareholder hereby covenants and agrees not to, directly or indirectly, sell, offer, contract to sell, pledge, transfer the economic risk of ownership, enter into any Commitment for, or make any short sale, pledge or otherwise Transfer, any shares of Parent Common Stock (whether now owned or hereafter acquired) or any Commitments or Securities convertible into or exchangeable or exercisable for any other rights to purchase or acquire Parent Common Stock (collectively, except for any Exempt Parent Securities (as defined below), the "PARENT SECURITIES"), for a period of 270 days from the Closing Date (the "LOCK-UP PERIOD"), except (i) involuntarily pursuant to bequest, the laws of intestate succession or the order of a court in connection with a settlement of property rights incident to divorce, (ii) with the prior written consent of Parent, such consent to be granted or withheld in Parent's sole and absolute discretion, and (iii) with respect to any Shareholders who are not entitled to receive 50,000 shares or more of Parent Common Stock as closing consideration at the closing of the Merger, and only such Shareholders, such closing shares (the "EXEMPT PARENT SECURITIES") (it being understood and agreed that no shares of Parent Common Stock received by any such Shareholder as performance consideration under the Merger Agreement in respect of fiscal year 2005 shall be subject to this limited exception). Without limiting the generality of the foregoing, the Shareholder shall not engage in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Transfer of Parent Securities, or the economic risk of ownership thereof, during the Lock-Up Period, even if such Parent Securities would be disposed of by someone other than such holder or such beneficial owner, including (A) entering into any Commitment with respect to any Parent Securities or with respect to any Security (other than a broad-based market basket or index) that included, relates to or derives any significant part of its value from shares of Parent Securities, and (B) any short sale (whether or not against the box) or any purchase, sale or grant of any right. Any attempted sale, assignment, pledge or other Transfer not in compliance with this Section 1 shall be null and void and of no force or effect ab initio.

     1.2 Legends. Each Shareholder acknowledges and agrees that certificates evidencing the shares of Parent Common Stock, other than the Exempt Parent Securities, which are issued or to be issued to such Shareholder prior to the expiration of the Lock-Up Period may contain an appropriate restricted legend setting forth these restrictions, including the following legend: THE SHARES EVIDENCED BY THIS CERTIFICATE MAY ONLY BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN STANDSTILL AND LOCK-UP AGREEMENT, MADE AND ENTERED INTO BY AND AMONG SPACEDEV, INC. AND THE RECORD HOLDER HEREOF. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY ANY REGISTERED HOLDER HEREOF UPON WRITTEN REQUEST TO THE PRINCIPAL OFFICES OF SPACEDEV, INC.

The Shareholder shall be entitled to have such restrictive legend removed from any certificates evidencing the shares of Parent Common Stock or other Parent Securities subject hereto upon expiration of the Lock-Up Period.

     1.3 No Registration of Transfers. Except for Exempt Parent Securities, Parent shall not register the Transfer of any shares of Parent Common Stock, or any Commitments therefor, of any Shareholder on the stock record books, records or ledgers of the Company, at any time prior to the expiration of the Lock-Up Period. Parent may, in it sole discretion, issue stop-transfer instructions to each transfer agent for the Parent Common Stock, instructing each such transfer agent not to register any Transfer of any such shares prior to the expiration of the Lock-Up Period, except in strict compliance with the transfer restrictions hereof.

     2. STANDSTILL. Each Shareholder agrees that, for a period commencing on the date of this Agreement and ending three years after the Closing Date (the "STANDSTILL PERIOD"), without the prior written consent of Parent, it shall not:

     2.1 in any manner acquire, offer, agree or propose to acquire, or announce or disclose any intention to acquire, offer, agree or propose to acquire, directly or indirectly, by purchase or otherwise (other than pursuant to a stock split, stock dividend or other pro rata distribution effected by Parent to holders of any class of its outstanding securities with the power to vote with respect to the election of directors generally ("VOTING SECURITIES")), any Voting Securities, or any Commitments to acquire any Voting Securities, other than Voting Securities issued pursuant to the Merger Agreement, if, immediately after any such acquisition, the Shareholder would "beneficially own" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), in the aggregate, Voting Securities representing more than 5% of the outstanding Voting Securities of such class;

     2.2 make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" (as such terms are defined in Rule 14a-1 promulgated under the Exchange Act) to vote any Voting Securities, seek to advise, encourage or influence any Person with respect to the voting of any Voting Securities, initiate, propose or "solicit" (as such term is defined in Rule 14a-1 promulgated under the Exchange Act) holders of Voting Securities for the approval of any shareholder proposal, initiate or propose any shareholder proposal, or induce or attempt to induce any other Person to initiate any shareholder proposal; provided that the Shareholder shall not be deemed to have breached this Section 2.2 by reason of (i) membership on the Board of Directors of Parent, (ii) voting such Shareholder's Voting Securities in accordance with this Section 2, or (iii) such Shareholder's participation in and consistent with Parent's solicitation of proxies in connection with any annual or special meeting of the shareholders of Parent;

     2.3 make any statement or proposal, whether written or oral, to the Board of Directors of Parent, or to any director or officer of Parent, or otherwise make any announcement or proposal, or disclose any intention to propose to enter into, directly or indirectly, any merger, business combination or similar transaction, or material Transfer of assets, liquidation or other extraordinary corporate transaction, with or involving Parent or any of its Affiliates;

     2.4 form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act), or otherwise act in concert with any Person, with respect to any securities of Parent (i) for the purpose of circumventing the provisions of this Section 2, or (ii) for the purpose of holding, acquiring, voting or Transferring any Voting Securities;

     2.5 deposit any Voting Securities into a voting trust or subject any Voting Securities to any Contract, arrangement or understanding with respect to the voting of any Voting Securities;

     2.6 otherwise act, alone or in concert with others (including by providing financing, advice or other assistance to another Person), to seek or offer to exercise any control or influence, in any manner, over the management, Board of Directors or policies of Parent or its Affiliates, other than in a capacity as a director or officer of Parent, or by voting its Voting Securities in accordance with this Agreement;

     2.7 knowingly Transfer any interest in any Voting Securities knowingly made to any Person or member of any "group" (within the meaning of Section 13(d)(3) of the Exchange Act) if, after giving effect to such Transfer, such Person or "group" would "beneficially own" (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) or have the right to acquire, in the aggregate, Voting Securities representing more than 5% of the outstanding Voting Securities of any class;

     2.8 make a public request to Parent (or its Representatives or shareholders) to amend or waive any provisions of this Agreement, including any public request to permit the Shareholder or any other Person to take any action proscribed by this Section 2;

     2.9 participate in any action by written consent of the shareholders of Parent (except upon the unanimous recommendation of the Board of Directors of Parent);

     2.10 take any action, or request Parent or its Representatives, directly or indirectly, to take any action, which might require Parent or any of its Affiliates to make a public announcement regarding the possibility of a (i) the acquisition of Voting Securities by the Shareholder of any of its Affiliates,
(ii) a business combination, merger, sale of Voting Securities or similar transaction involving the Shareholder or any of its Affiliates, on the one hand, and Parent or any of its Affiliates, on the other, or (iii) the Transfer to the Shareholder or any of its Affiliates of all or any material portion of the property or assets of Parent or any of its Affiliates; or, advise, assist or encourage any other Person in connection with, or make any public statement regarding, any of the foregoing; or

     2.11 disclose any intention, plan or arrangement inconsistent with the foregoing.

     3.  MISCELLANEOUS

     3.1 Construction. The rules of construction specified in Section 11.15 (Construction) of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein.

     3.2 Titles and Headings. The section and paragraph titles and headings contained herein are inserted purely as a matter of convenience and for ease of reference and shall be disregarded for all other purposes, including the construction, interpretation or enforcement of this Agreement or any of its terms or provisions.

     3.3 Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the parties hereto. Each of Parent and the Shareholders hereby acknowledges, represents and warrants that (i) it has read and fully understood this Agreement and the implications and consequences thereof; (ii) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (iii) it is fully aware of the legal and binding effect of this Agreement.

     3.4 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is adjudged by a court, tribunal or other governmental body, arbitrator or mediator not to be enforceable in accordance with its terms, the parties agree that such governmental body, arbitrator or mediator making such determination shall have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced.

     3.5 Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     3.6 Amendments and Modification. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto.

     3.7 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance. No waiver by any party of any default, misrepresentation or breach hereunder, whether intentional or not, shall be effective unless in writing and signed by the party against whom such waiver is sought to be enforced, and no such waiver shall be deemed to extend to any prior or subsequent default, misrepresentation or breach hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

     3.8 Specific Performance; Injunctive Relief. Each of the parties hereto acknowledges and agrees that any breach or non-performance of, or default under, any of the terms and provisions hereof would cause substantial and irreparable damage to the other parties hereto, and that money damages would be an inadequate remedy therefor. Accordingly, each of the parties hereto agrees that each of them shall be entitled to seek equitable relief, including specific performance and injunctive relief, in the event of any such breach, non-performance or default in any Action instituted in any court of the United States or any state having competent jurisdiction, or before any arbitrator, in addition to any other remedy to which such party may be entitled, at law or in equity.

     3.9 Notices. All notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) five business days following sending by registered or certified mail, postage prepaid, (ii) when sent if sent by facsimile; provided, however, that the facsimile is promptly confirmed by telephone confirmation thereof, (iii) when delivered, if delivered personally to the intended recipient, and (iv) one business day following sending by overnight delivery via a national courier service, and in each case, addressed to a party (1) with respect to Parent, at the address set forth for such party in Section 11.4 (Notices) of the Merger Agreement, and (2) with respect to the Shareholder, at the address set forth on the signature pages hereof, or in each case to such other address or fax number as the party to whom the notice, request, instruction or other document is given may have previously furnished to the other parties in writing in the manner set forth in this Section 3.9.

     3.10 Governing Law. This Agreement and the performance of the transactions and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts negotiated, executed and to be performed entirely within such State.

     3.11 Entire Agreement. The parties hereby acknowledge and re-affirm the terms and provisions of Section 11.1 of the Merger Agreement.

     3.12 Third-Party Beneficiaries. This Agreement is made solely for the benefit of the parties to this Agreement and their respective permitted successors and assigns, and no other Person shall have or acquire any right or remedy by virtue hereof except as otherwise expressly provided herein.

     3.13 Jurisdiction; No Jury Trial; Service of Process. The terms and provisions of Section 11.6 (Submission to Jurisdiction; No Jury Trial; Service of Process) of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein.

     3.14 Counterparts. This Agreement may be executed in two or more original or facsimile counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

     3.15 Facsimile Execution. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK ]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                                             SPACEDEV,  INC.

                                             By:
                                                -------------------------------
                                                Name:
                                                Title:


                                             SHAREHOLDER:

                                             ----------------------------------
                                             Name:
                                             Print Address and Facsimile Number:




                                             Shares  held:


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